UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of report
                (Date of earliest event reported): July 26, 2005
                                                   -------------

                           OCWEN FINANCIAL CORPORATION
                 -----------------------------------------------
                 (Exact name of registrant specified in charter)



           Florida                      1-13219                  65-0039856
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)



   1601 Worthington Road, West Palm Beach, Florida                33401
   -----------------------------------------------              ----------
      (Address of principal executive office)                   (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 26, 2005, the Board of Directors of Ocwen Financial Corporation appointed Martha Clark Goss to the Company's Board of Directors. It is expected that Ms. Goss will be named to the Audit Committee of the Company.

Ms. Goss currently serves as Chief Operating and Financial Officer of Amwell Holdings, LLC. She previously served as Chief Financial Officer for The Capital Markets Company, a provider of e-based solutions to the global financial services and capital markets industry; and Booz Allen & Hamilton Inc., a management consulting firm. Ms. Goss also held various senior executive positions with Prudential Insurance Company of America and Chase Manhattan Bank, N.A.

Ms. Goss serves on the Boards of Claire's Stores, Inc. and American Water and previously served on the Boards of Foster Wheeler Ltd., Dexter Corporation, the Metropolitan Regional Board of The Chase Manhattan Bank, IBJ Whitehall Business Credit Corporation and the boards of various subsidiaries of The Prudential Insurance Company of America. She is a frequent speaker on corporate governance, enterprise risk management and audit committee topics for the Conference Board and other organizations.

Ms. Goss has an MBA from Harvard Graduate School of Business and has a BA in Biography from Brown University. She is a Trustee/Trustee Emeritus of Brown University and President Elect and a Board member of the Financial Women's Association of New York. In addition, she was selected as co-honoree with Lady Margaret Thatcher for Brown University's Independent Man Award, was invited to participate as one of the 326 delegates to President Clinton's Economic Summit in 1992, is a member of the Committee of 200 and a recipient of the Distinguished Alumni Award of Brown University.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   OCWEN FINANCIAL CORPORATION
                                   (Registrant)


                                   By: /s/ WILLIAM C. ERBEY
                                       -----------------------------------------
                                       William C. Erbey, Chief Executive Officer

Date: July 28, 2005